UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
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Filed by a party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FRANKLIN BSP CAPITAL CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Franklin BSP Capital Corporation
Dear Stockholder:
You are cordially invited to attend Franklin BSP Capital Corporation’s 2023 Annual Meeting of Stockholders to be held virtually on June 9, 2023 at 10:00 a.m. Eastern Time. Instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate ownership of stock as of the record date, are available at www.virtualshareholdermeeting.com/FBCC2023.
The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. We will also report on the progress of the Company and answer stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are a stockholder of record, whether or not you are able to attend the meeting virtually, I urge you to vote your shares by using the Internet as described on the proxy card, by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number as described on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares if you are unable to attend the meeting virtually. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. Your vote is important.
Sincerely yours,
/s/ Richard J. Byrne
Richard J. Byrne
Chairman, Chief Executive Officer & President

FRANKLIN BSP CAPITAL CORPORATION

9 West 57th Street, 49th Floor, Suite 4920
New York, New York
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 9, 2023
April 24, 2023
To the Stockholders of Franklin BSP Capital Corporation:
I am pleased to invite our stockholders to the 2023 Annual Meeting of Stockholders (“Annual Meeting”) of Franklin BSP Capital Corporation, a Delaware corporation (the “Company”). The Annual Meeting will be held on June 9, 2023, commencing at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely “virtual meeting”. Instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate ownership of stock as of the record date, are available at www.virtualshareholdermeeting.com/FBCC2023.
At the Annual Meeting, holders of the outstanding shares of the Company’s common stock and the outstanding shares of the Company’s preferred stock, voting together as a single class, will be asked to (i) elect two (2) members to the Company’s Board of Directors, (ii) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and (iii) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.
Our Board of Directors has fixed the close of business on April 10, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock and our preferred stock, par value $0.001 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) at (855) 200-8201.
Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting virtually or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,

/s/ Michael Frick
Michael Frick
Secretary of the Company

FRANKLIN BSP CAPITAL CORPORATION

i

FRANKLIN BSP CAPITAL CORPORATION

9 West 57th Street, 49th Floor, Suite 4920
New York, New York
PROXY STATEMENT
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Franklin BSP Capital Corporation, a Delaware corporation (the “Company”), for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “FBCC,” “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019. This Proxy Statement, the proxy card, Notice of Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2022 (our “2022 Annual Report”) have been mailed to you. Proxy materials were made available to our stockholders on or about April 24, 2023.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held Virtually on June 9, 2023
This Proxy Statement, the Notice of Annual Meeting and our 2022 Annual Report are available at:
www.proxyvote.com/FBCC.

INFORMATION ABOUT THE MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The Annual Meeting will be held on June 9, 2023, commencing at 10:00 a.m. Eastern Time. The meeting will be held virtually at www.virtualshareholdermeeting.com/FBCC2023 and there is no physical location for the meeting. Instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate ownership of stock as of the record date, are available at www.virtualshareholdermeeting.com/FBCC2023. In the event of technical difficulties logging in on June 9, 2023, please call the number to be included on the meeting website.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, you will be asked to:
1.	elect two (2) directors of the Company for a three-year term expiring in 2026 and until their successors are duly elected and qualified;
2.	ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.
The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.
Who can vote at the Annual Meeting?
The record date for the determination of holders of shares of our Common Stock (as defined below) and Preferred Stock entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on April 10, 2023. As of the record date, approximately 25,338,996 shares of our common stock, par value $0.001 per share (“Common Stock”) and 77,500 shares of our Series A preferred stock, par value $0.001 per share (“Preferred Stock”) were issued and outstanding and entitled to vote at the Annual Meeting.
How many votes do I have?
Each share of Common Stock and Preferred Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote for each share of Common Stock held on the record date for the Annual Meeting, and each share of Preferred Stock is entitled to one vote for each share of Preferred Stock held on the record date for the Annual Meeting.
How may I vote?
You may vote during the Annual Meeting or by proxy. Even if you plan to participate virtually at the Annual Meeting, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. Stockholders may authorize a proxy to vote their shares:
•	via the Internet at www.proxyvote.com/FBCC at any time prior to 11:59 p.m. Eastern Time on June 8, 2023, and per the instructions provided on the proxy card;
•	by telephone, by calling (800) 690-6903 at any time prior to 11:59 p.m. Eastern Time on June 8, 2023, and per the instructions provided on the proxy card; or
•	by mail by completing, signing, dating and returning their proxy card in the enclosed envelope.
In addition to cost savings to us, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card. You may also vote your shares at the Annual Meeting. If you virtually attend the Annual Meeting, you may submit your vote during the Annual Meeting, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast during the Annual Meeting.

How will proxies be voted?
Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted “FOR” the election of each of the nominees for director named in the proxy and “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.
The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, your shares will be voted as recommended by the Board of Directors.
How can I change my vote or revoke a proxy?
You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either via the Internet, by telephone, or in the mail to our proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the Annual Meeting and voting virtually. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.
What if I return my proxy card but do not mark it to show how I am voting?
If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.
What vote is required to approve each item?
Election of Director Nominees. There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a majority of the total votes cast “FOR” or “AGAINST” such director at the Annual Meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the vote. Abstentions will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of nominees.
Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of nominees.
What is a “broker non-vote”?
A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a non-routine proposal because the broker does not have discretionary voting authority for that non-routine proposal and has not received instructions from the beneficial owner of the shares.
What constitutes a “quorum”?
The presence at the Annual Meeting, virtually or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.
Will you incur expenses in soliciting proxies?
Yes. The Company is soliciting the proxy on behalf of the Board of Directors and will pay all costs of preparing, assembling and mailing the proxy materials. As a result, our stockholders will indirectly bear such expense.
We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $50,000 for proxy solicitation services provided for us, plus reimbursement for certain costs and out-of-pocket expenses incurred in connection with their services, all of which will be paid by us. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to make available copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock or Preferred Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in making available proxy materials to the beneficial owners of shares of our Common Stock or Preferred Stock.
As the date of the Annual Meeting approaches, certain stockholders whose votes have not yet been received may receive a telephone call from a representative of Broadridge. Votes that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.
In all cases where a telephonic vote is solicited, the call is recorded and the Broadridge representative is required to confirm each stockholder’s full name and address, and the zip code, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Broadridge representative is required to confirm that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and to ask the stockholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.
What does it mean if I receive more than one proxy card?
Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts via the Internet or by mail or telephone. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (844) 785-4393. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.
What if I receive only one set of proxy materials although there are multiple stockholders at my address?
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (844) 785-4393 or by mailing a request to Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: FBCC Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Whom should I call for additional information about voting by proxy or authorizing a proxy via the Internet or by telephone to vote my shares?
Please call Broadridge, our proxy solicitor, at (855) 200-8201.
Whom should I call with other questions?
If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, or our 2022 Annual Report or any documents relating to any of our future stockholder meetings, please contact: Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: FBCC Investor Relations, Telephone: (844) 785-4393, Email: info@fbcc.com.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?
In order for a stockholder proposal to be properly submitted for presentation at our 2024 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 26, 2023 and ending on January 25, 2024. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: Michael Frick, Secretary. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2024 Annual Meeting.”
Unless specified otherwise, proxies will be voted “FOR”: (i) the election of two (2) nominees to serve as directors of the Company, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, until the 2026 annual meeting and until their successors are duly elected and qualified and (ii) the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proxies also will be voted “FOR” or “AGAINST” such other matters as my properly come before the Annual Meeting in accordance with the recommendation of the Board of Directors. Management is not aware of any other matters to be presented for action at the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations, including by Franklin BSP Capital Adviser, L.L.C. (the “Adviser”), our investment adviser. The Board of Directors is divided into three classes as nearly equal in number as possible, whose terms of office expire in successive years over every three-year period. Our Board of Directors currently consists of six directors as set forth below.
Class I (To Serve Until the Annual Meeting of Stockholders in 2024)	Class II (To Serve Until the Annual Meeting of Stockholders in 2025)	Class III (To Serve Until the Annual Meeting of Stockholders in 2023)
Richard J. Byrne	Edward G. Rendell(2)	Ronald J. Kramer(1)(2)
Lee S. Hillman(1)	Dennis M. Schaney(2)	Leslie D. Michelson(1)(2)
(1)	Member of Audit Committee of the Board of Directors (the “Audit Committee”).
(2)	Member of Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”).
Successive classes of directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the third annual meeting of stockholders subsequent to the one at which he or she is elected or (if longer) until his or her successor is duly elected and qualifies. The Company’s certificate of incorporation (the “Charter”) and bylaws provide that the number of directors shall be fixed by a resolution of the Board of Directors; provided, however, that the number of directors shall never be less than four (4) or greater than ten (10).
The number of directors on the Board is currently fixed at six (6). Two (2) of the six (6) directors comprise Class III and their terms will expire at the Annual Meeting.
The Board of Directors has proposed the following nominees for election as directors at the Annual Meeting, each to serve for a term ending at the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Ronald J. Kramer and Leslie D. Michelson to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class. Each nominee currently serves as a director of the Company. Messrs. Kramer and Michelson have indicated their willingness to continue to serve if elected and have consented to be named as nominees. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.
The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the two (2) nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by the Internet or telephone, follow the instructions provided when you authorize a proxy. You may not vote proxies for the election of more than the nominee(s) for which you are entitled to vote. Directors will be elected by a receiving the affirmative vote of a majority of the total votes cast “FOR” or “AGAINST” such director at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote.
If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees
The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:
Name	Age	Position
Ronald J. Kramer	64	Independent Director; Nominating and Corporate Governance Committee Chair
Leslie D. Michelson	72	Independent Director
Nominee Biographies
Ronald J. Kramer
Ronald J. Kramer has served as an independent director of the Company and chairman of the Nominating and Corporate Governance Committee since March 2020. Mr. Kramer also serves as a member of the board of directors of Franklin BSP Lending Corporation (“FBLC”), where he serves as chairman of the Nominating and Corporate Governance Committee, and Franklin BSP Private Credit Fund (“FBPCF”). He has served as the Chief Executive Officer of Griffon Corporation (NYSE:GFF) since April 2008, as Chairman of the Board of Griffon Corporation from January 2018, and as a director of Griffon Corporation since 1993. Griffon Corporation is a diversified holding company with a portfolio of businesses in the following industries: home and building products and consumer and professional products. From 2002 through March 2008, he was President and a director of Wynn Resorts, Ltd. (NASDAQ:WYNN), a developer, owner and operator of destination casino resorts. From 1999 to 2001, Mr. Kramer was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and its predecessor Wasserstein Perella & Co. Mr. Kramer holds a BS degree from the Wharton School of the University of Pennsylvania and an MBA from New York University.
We believe that Mr. Kramer’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.
Leslie D. Michelson
Leslie D. Michelson has served as an independent director of the Company since March 2020. Mr. Michelson has also served as an independent director of FBLC, an entity which was previously advised an affiliate of AR Global Investments, LLC, since January 2011, including as lead independent director since February 2016, and serves as a member of the board of directors of FBPCF. In November 2016, FBLC’s external advisor was acquired by Benefit Street Partners. Mr. Michelson has served as an independent director of Healthcare Trust, Inc. since December 2015, including as non-executive chair since October 2016. Mr. Michelson has served as an independent director of The Necessity Retail REIT, Inc. (formerly American Finance Trust, Inc.) since February 2017.
From April 2007 until February 2020, Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, Inc., a company which assists corporate employees, and their dependents, families and individuals obtain the best healthcare. Since March 2020, Mr. Michelson has served as executive chair and a director of Private Health Management, Inc. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Earlier in his career, Mr. Michelson served as a founder, investor, director and executive officer of multiple public and private companies, including foundations, in the healthcare, technology, finance and real estate industries. Mr. Michelson received his B.A. from The Johns Hopkins University and a J.D. from Yale Law School.
We believe that Mr. Michelson’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.
The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Kramer and Michelson as members of the Board of Directors to serve until the 2026 Annual Meeting and until their successors are duly elected and qualified.

Standing Director Biographies
Edward G. Rendell
Governor Edward G. Rendell has served as an independent director the Company since March 2020. Governor Rendell also serves as a member of the board of directors of FBLC and FBPCF. Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. He also served as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell has also served as a member of the board of directors of American Realty Capital — Retail Centers of America, Inc., Global Net Lease, Inc., American Realty Capital Trust III, Inc. and VEREIT. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School. Governor Rendell also served as an independent director of ARCT III from March 2012 until the close of its merger with ARCP in February 2013 and as an independent director of ARC RCA since October 2012. Governor Rendell served as an independent director of ARCP from July 2011 until October 2012. Governor Rendell was reappointed as an independent director of ARCP in February 2013. Governor Rendell was appointed as an independent director of ARC Global in May 2012. Governor Rendell also served as an independent director of ARC HT from January 2011 until March 2012. Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Dennis M. Schaney
Dennis M. Schaney has served as an independent director of the Company since March 2020. Mr. Schaney also serves as a member of the board of directors of FBLC and FBPCF. Mr. Schaney previously served as Managing Director and Head of High Yield and Leveraged Loans at Morgan Stanley Investment Management. Mr. Schaney also served as Co-Head of Morgan Stanley Credit Partners. During this time, he was responsible for leveraged loan, high yield bond and mezzanine investments across a variety of funds including closed-end, open-end and institutional separate accounts. Mr. Schaney retired from Morgan Stanley Investment Management in 2010. From 2003 to 2007, he served as Managing Director and Global Head of Fixed Income for Credit Suisse Asset Management. He oversaw global teams responsible for all fixed income investments and served on the asset management’s Executive Committee and the Management Committee for Credit Suisse. Prior to Credit Suisse, Mr. Schaney founded BlackRock Financial Management’s Leveraged Finance Group which was responsible for high yield, leveraged loan and mezzanine investments. He was also responsible for the alternative investment effort for leveraged assets including the Magnetite CLO/CBO products. In addition to those responsibilities, he co-headed the firm’s credit research effort. Mr. Schaney worked at Merrill Lynch from 1988 through 1997 where he was Global Head of Corporate and Municipal Bond Research and an analyst covering the media, entertainment, and cable sectors. Prior to Merrill Lynch, Mr. Schaney was a Vice President at First Boston Corporation focusing on corporate restructuring and credit advisory services. He was also a Rating Officer for Standard & Poor’s Rating Services. Mr. Schaney holds a B.S. in Psychology from the University of Bridgeport and an M.S. in Finance from Fairfield University.
Lee S. Hillman
Lee S. Hillman has served as an independent director of the Company and chairman of the Audit Committee since March 2020. Mr. Hillman also serves as a member of the board of directors of FBLC, where he serves as chairman of the Audit Committee, and FBPCF. Mr. Hillman has served as President of Liberation Advisory Group, a private management consulting firm, since 2003. Mr. Hillman has also served as Chief Executive Officer of Performance Health Systems, LLC, an early-stage business distributing Power Plate™ and bioDensity® branded, specialty health and exercise equipment since 2012, and its predecessor since 2009. From February 2006 to May 2008, Mr. Hillman served as Executive Chairman and Chief Executive Officer of Power Plate International (“Power Plate”) and from 2004 through 2006 as CEO of Power Plate North America. Previously, from 1996 through 2002, Mr. Hillman was CEO of Bally Total Fitness Corporation, then the world’s largest fitness membership club business. Mr. Hillman currently serves as a member of the board of directors of Lawson Products, Inc. where he serves as the lead independent director and member of its Audit Committee and Financial Strategies Committee as well as chair of its Compensation Committee. He also serves as a board member and member of the Audit, Compensation and Nominating/Governance Committees of HC2 Holdings, Inc. and as trustee and member of the Audit Committee of Adelphia Recovery Trust. Previously he has served as a member of the Board of Directors of HealthSouth Corporation, Wyndham International, RCN Corporation (where he was Chairman of the Board), Bally Total Fitness Corporation (where he was Chairman of the Board) and Professional Diversity Network. Mr. Hillman holds a B.S. in Finance and Accounting from the Wharton School of the University of Pennsylvania and an M.B.A. in Finance and Accounting from the Booth School of Business of the University of Chicago. Mr. Hillman is a Certified Public Accountant and former audit partner with Ernst & Young.

Richard J. Byrne
Richard J. Byrne has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since March 2020. Mr. Byrne has served as the President of Benefit Street Partners L.L.C. (“BSP”) since 2013. He also serves as Chairman and Chief Executive Officer of FBLC, FBPCF, Franklin BSP Realty Trust, Inc. (NYSE: FBRT), and Benefit Street Partners Multifamily Trust. Prior to joining Benefit Street Partners, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities, Inc. He was also the Co-Head of Global Capital Markets at Deutsche Bank as well as a member of their Global Banking Executive Committee and Global Markets Executive Committee. Before joining Deutsche Bank, Mr. Byrne was Global Co-Head of the Leveraged Finance Group, and Global Head of Credit Research at Merrill Lynch & Co. He was also a perennially top-ranked credit analyst, principally in the Gaming, Lodging & Leisure sector. Mr. Byrne earned an MBA from the Kellogg School of Management at Northwestern University, and a BA from Binghamton University. Mr. Byrne is a member of the Board of Directors of Wynn Resorts, Limited (NASDAQ: WYNN), and New York Road Runners. He is also the Founder and Chief Executive Officer of KASAI Elite Grappling Championships.
Information About the Board of Directors and its Committees
The Board of Directors ultimately is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of our Adviser. We have no employees and have retained the Adviser and its affiliates to manage our day-to-day operations. The Adviser is a subsidiary of BSP. Mr. Byrne is the President of BSP.
The Board of Directors held a total of ten meetings during the fiscal year ended December 31, 2022. We encourage, but do not require, all directors to attend our annual meetings of stockholders. All directors attended at least 75% of the total number of Board and applicable committee meetings while they were a member of the Board of Directors and, except for Mr. Byrne, did not attend last year’s annual meeting of stockholders.
The Board of Directors has approved and organized an Audit Committee and Nominating and Corporate Governance Committee.
Leadership Structure of the Board of Directors
The Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, the Board of Directors approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the Bylaws, the Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. The Company does not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Since March 2020, Mr. Byrne has served as our chairman of the Board of Directors and as our Chief Executive Officer and President. Our Board of Directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of the Company’s strategy. We believe the combined role of chairman and chief executive officer, together with our independent directors, is in our best interest because it provides the appropriate balance between strategic development and independent oversight of management.
The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and chairman of the Board of Directors and between the independent directors and officers of the Company and the investment adviser, facilitating communication among the independent directors and the Company’s counsel, reviewing and commenting on Board of Directors and committee meeting agendas and calling additional meetings of the independent directors as appropriate. The Board has designated Mr. Michelson as the lead independent director.

The Company believes that board leadership structures must be evaluated on a case-by-case basis and that its existing board leadership structure is appropriate. However, the Company continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its oversight of the Company’s executive officers and the Adviser. Each committee of our Board of Directors plays a distinct role with respect to overseeing management of our risks:
•
Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•
Nominating and Corporate Governance Committee: Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board of Directors on a regular basis to apprise our Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.
The Board of Directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Company’s Chief Compliance Officer to monitor risk in accordance with the Company’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board of Directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.
The Company believes that the Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company (a “BDC”). Specifically, as a BDC the Company must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Company is subject to restrictions on its ability to engage in transactions with BSP and its affiliates. In addition, the Company intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements.
The Company believes that the extent of the Board of Directors’ (and its committees’) role in risk oversight complements the Board of Directors’ leadership structure because it allows the Company’s independent directors, through the two fully independent Board committees, a lead independent director, executive sessions with each of the Company’s Chief Compliance Officer and the Company’s independent registered public accounting firm, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.
The Company believes that a board of directors’ roles in risk oversight must be evaluated on a case-by-case basis and that the Board of Directors’ existing role in risk oversight is appropriate. However, the Board of Directors re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Audit Committee
Each member of the Audit Committee is independent for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Our Audit Committee consists of Messrs. Hillman (Chairman), Kramer and Michelson. The Board has determined that Messrs. Hillman, Kramer and Michelson are qualified as “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC and are independent directors.
The Audit Committee, in performing its duties, monitors:
•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.
Our Audit Committee held four meetings during the fiscal year ended December 31, 2022.
Our Audit Committee operates pursuant to a written charter. The charter of the Audit Committee is available to any stockholder who requests it c/o Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, and is also available on the Company’s website at www.benefitstreetpartners.com.
The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2022 is discussed below under the heading “Audit Committee Report.”
Nominating and Corporate Governance Committee
Each member of the Nominating and Corporate Governance Committee is independent for purposes of the 1940 Act. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended December 31, 2022. Messrs. Kramer (Chairman), Michelson, Rendell and Schaney serve as the members of our Nominating and Corporate Governance Committee.
When nominating director candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other members of the Board of Directors, each candidate’s ability to devote sufficient time to the affairs of the Company, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. In addition, while the Board of Directors does not have a formal policy on diversity, it will consider issues of diversity, including diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills when filling vacancies on the Board of Directors. Other than the foregoing, there are no stated minimum criteria for director nominees. The director nominees for the Annual Meeting were approved by the members of the Nominating and Corporate Governance Committee and the entire Board of Directors.
The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company’s bylaws. See “Stockholder Proposals for the 2024 Annual Meeting” for additional information regarding stockholder nominations of director candidates.
Our Nominating and Corporate Governance Committee operates pursuant to a written charter. The charter of the Nominating and Corporate Governance Committee is available to any stockholder who requests it c/o Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, and is also available on the Company’s website at www.benefitstreetpartners.com.

Director Independence
Our Charter and bylaws provide for a Board of Directors with no fewer than four and no more than ten directors. The 1940 Act requires that a majority of our directors are independent. A director is considered independent under the 1940 Act if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board of Directors who are not independent directors are referred to as interested directors.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Executive Sessions and Communication with the Board of Directors
The independent directors serving on our Board of Directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board of Directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our Board of Directors will be presided over by Mr. Michelson, the Company’s lead independent director.
The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: Michael Frick, Secretary. Mr. Frick will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation of Executive Officers
We currently have no employees. Our Adviser performs our day-to-day management functions. Our current executive officers, Richard J. Byrne, Nina K. Baryski and Michael Frick, are all employees of BSP and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. As a result, we do not have, and our Board has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis,” a report from our Board of Directors with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation.
Directors and Executive Officers
The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:
Name	Age	Principal Occupation and Positions Held	Number of Companies in Fund Complex Overseen by Director
Richard J. Byrne(1)	62	Chairman, Chief Executive Officer and President	Three
Nina K. Baryski	38	Chief Financial Officer and Treasurer	N/A
Michael Frick	30	Secretary	N/A
Guy F. Talarico	67	Chief Compliance Officer	N/A
Lee S. Hillman(1)	67	Independent Director; Audit Committee Chair	Three
Ronald J. Kramer(1)	64	Independent Director; Nominating and Corporate Governance Committee Chair	Three
Leslie D. Michelson(1)	72	Lead Independent Director	Three
Edward G. Rendell(1)	79	Independent Director; Compensation Committee Chair	Three
Dennis M. Schaney(1)	66	Independent Director	Three
(1)	Please see “Nominee Biographies” and “Standing Director Biographies” above for biographical information about Mr. Byrne and each of the members of the Company’s Board of Directors.
Executive Officers who are not Directors
Nina K. Baryski
Nina K. Baryski has served as Chief Financial Officer and Treasurer since March 2020. Ms. Baryski has also served as Chief Financial Officer and Treasurer of FBLC since May 2019. Ms. Baryski is a Managing Director based in its Boston office, with financial accounting and reporting oversight over all of BSP’s private debt fund platform. Prior to joining BSP in 2012, Ms. Baryski worked at Audax Group as a finance manager focusing on financial reporting and fund operations, starting in 2008. Previously, she began her career at PricewaterhouseCoopers in the investment management practice in 2006. Ms. Baryski received a Bachelor of Science in Finance and Accounting from the Stern School of Business at New York University and is a Certified Public Accountant.
Michael Frick
Michael Frick has served as Secretary of the Company since August 2021. Mr. Frick is a Director and Chief Operating Officer of Private Debt with oversight of the financing and daily operations of the Private Debt business at BSP. Prior to joining BSP in 2017, Mr. Frick worked at State Street Global Services, where he focused on closed-end syndicated loan funds. Mr. Frick received a Bachelor of Science in Business Administration in Finance from Stonehill College.

Guy F. Talarico
Guy F. Talarico has served as Chief Compliance Officer (“COO”) of the Company since March 2020. Mr. Talarico also serves as COO of FBLC since February 2016. Prior to joining ACA Group as Managing Director, Mr. Talarico was the founder and Chief Executive Officer of Alaric Compliance Services LLC, a regulatory compliance consulting firm that was acquired by Foreside Financial Group, LLC which subsequently merged with ACA Group. Mr. Talarico has over 30 years of experience in the financial services industry, his background includes serving as the CCO to various registered investment advisers and registered investment companies; the management of a $45 billion asset management and services group at JP Morgan-Chase; client management of SEC-registered advisers within the Institutional Custody Division of Investors Bank & Trust Company; development of an outsourced SEC regulatory compliance program for registered advisers; and legal compliance support. Just prior to founding Alaric Compliance Services, LLC, he was the co-CEO of EOS Compliance Services, LLC.
Compensation of Directors
The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2022.
Name	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director from the Company	Total paid to director from the Fund Complex
Richard J. Byrne(2)	None	None	None	None
Lee S. Hillman	$123,000	None	$123,000	$333,250
Dennis M. Schaney	$105,750	None	$105,750	$301,750
Ronald J. Kramer	$113,750	None	$113,750	$314,375
Leslie D. Michelson	$123,750	None	$123,750	$338,750
Edward G. Rendell	$105,750	None	$105,750	$291,750
(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from us.
(2)	Mr. Byrne receives no compensation for serving as a director.
Our independent directors receive an annual fee of $90,000 plus reimbursement of any reasonable out-of-pocket expenses incurred in connection with their service on the Board. Our independent directors also receive $1,500 for each regular or special Board meeting attended and $750 for each committee meeting attended (including any committee meeting held on the same date as a Board of Directors Meeting). In addition, the lead independent director receives an annual fee of $15,000, the chairman of the Audit Committee receives an annual fee of $15,000, and the chairman of the Nominating and Corporate Governance Committee receives an annual fee of $5,000.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock and Preferred Stock as of April 10, 2023, in each case including shares of Common Stock or Preferred Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock or Preferred Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.
Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(2)	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Preferred Stock Beneficially Owned(3)
Interested Directors:
Richard J. Byrne	72,349	*	—	—
Independent Directors:
Lee S. Hillman	—	—	—	—
Ronald J. Kramer	—	—	—	—
Leslie D. Michelson	—	—	—	—
Edward G. Rendell	—	—	—	—
Dennis M. Schaney	—	—	—	—
Officers (that are not directors):
Nina K. Baryski	—	—	—	—
Michael Frick	—	—	—	—
Guy F. Talarico	—	—	—	—
All directors and executive officers as a group (9 persons)	—	—	—	—
5% Stockholders:
FB Plutus Holdings LP(4)	1,449,186	5.72%	—	—
State Teachers Retirement System of Ohio(5)	3,280,565	12.95%	—	—
Great American Insurance Company(6)	—	—	12,500	16.13%
Selective Insurance Company of America(7)	—	—	15,000	19.35%
Lexington Insurance Company	—	—	10,210	13.17%
The United States Life(8) Insurance Company in the City of New York(9)	—	—	39,790	51.34%
*	Less than 1%.
(1)	The business address of the Company’s directors and officers listed in the table is c/o Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019.
(2)	Based on a total of 25,338,996 shares of common stock issued and outstanding on April 10, 2023.
(3)	Based on a total of 77,500 shares of preferred stock issued and outstanding on April 10, 2023.
(4)	The address of FB Plutus Holdings LP is 9 West 57th Street Suite 4920, New York, NY 10019.
(5)	The address of State Teachers Retirement System of Ohio is 275 E Broad Street, Columbus, OH 43215.
(6)	The address of Great American Insurance Company is 301 E Fourth Street, Cincinnati, OH 45202.
(7)	The address of Selective Insurance Company of America is 40 Wantage Avenue, Branchville, NJ 07890.
(8)	The address of Lexington Insurance Company is 99 High Street, 23rd Floor, Boston, MA 02110.
(9)	The address of The United States Life Insurance Company in the City of New York is 2727-A Allen Parkway, Houston TX 77019.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
The following table sets forth the dollar range of equity securities of the Company beneficially owned by each of our directors as of the Record Date. Information as to beneficial ownership is based on information furnished to the Company by such persons. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company, FBLC, a BDC managed by an affiliate of the Adviser, and FBPCF, an interval fund managed by an affiliate of the Adviser.
Director of the Company	Dollar Range of the Equity Securities of the Company(1)(2)(3)	Aggregate Dollar Range of the Equity Securities of the Fund Complex(1)(2)(3)
Interested Directors:
Richard J. Byrne	Over $100,000	Over $100,000
Independent Directors:
Lee S. Hillman	None	None
Ronald J. Kramer	None	None
Leslie D. Michelson	None	Over $100,000
Edward G. Rendell	None	None
Dennis M. Schaney	None	None
(1)	The dollar range of equity securities beneficially owned in us is based on our net asset value per share of common stock as of December 31, 2022 of $15.13 per share of common stock.
(2)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
(3)	No shares of the Company’s preferred stock were beneficially owned by any Director or Director nominee as of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
Under an investment advisory agreement between the Company and the Adviser (the “Investment Advisory Agreement”), the Adviser, subject to the overall supervision of the Board of Directors, manages the day-to-day operations of, and provides investment advisory services to us. Pursuant to the Investment Advisory Agreement and for the investment advisory and management services provided thereunder, the Company pays the Adviser a base management fee and an incentive fee.
Base Management Fee
The base management fee is payable quarterly in arrears and is based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters, where gross assets include the total assets of the Company, including any borrowings for investment purposes.
Prior to a Liquidity Event (as defined below), the base management fee payable under the Investment Advisory Agreement will be calculated at an annual rate of 0.5% of the Company’s average gross assets.
After a Liquidity Event, the base management fee payable under the Investment Advisory Agreement will be calculated at an annual rate of 1.50% of the Company’s average gross assets, provided, that the base management fee will be calculated at an annual rate of 1.00% of the Company’s average gross assets purchased with borrowed funds above 1.0x debt-to-equity (equivalent to $1 of debt outstanding for each $1 of equity), and provided further that for a period of 15 months commencing on the date of the closing of a Liquidity Event, the Adviser will irrevocably waive base management fees in excess of 0.5% of the Company’s average gross assets. Any fees waived under the Investment Advisory Agreement are not subject to reimbursement to the Adviser.
We define a “Liquidity Event” as any of: (1) a merger or another transaction approved by the Board of Directors in which the Company’s stockholders will receive cash or shares of a publicly traded company (or a company that becomes publicly traded concurrently with the closing of such transaction), which may include an entity advised by the Adviser or its affiliates, (2) an initial public offering (“IPO”) or a listing (an “Exchange Listing”) of the Company’s common stock on a national securities exchange, or (3) the sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation.
Incentive Fees
The Company will also pay the Adviser an incentive fee consisting of two parts, which are described below. Notwithstanding anything herein to the contrary, the Adviser will waive all incentive fees for the first twelve calendar quarters of operations of the Company.
Incentive Fee on Income. The first part is referred to as the “incentive fee on income” and it is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter.
“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Company’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Company owned the referenced assets directly.

For periods ending on or prior to the date of the closing of a Liquidity Event, the incentive fee on income with respect to the Company’s Pre-Incentive Fee Net Investment Income will be calculated as follows:
•
No incentive fee on income in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50%, or 6.00% annualized (the “Preferred Return”), on net assets;

•
100% of Pre-Incentive Fee Net Investment Income, if any, that exceeds the Preferred Return but is less than or equal to 1.765% in any calendar quarter (7.06% annualized). This portion of the incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 15% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 1.765% (7.06% annualized) in any calendar quarter; and

•
For any quarter in which Pre-Incentive Fee Net Investment Income exceeds 1.765% (7.06% annualized), the incentive fee on income equals 15% of the amount of Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

For any period ending after the closing of a Liquidity Event, the incentive fee on income for each quarter will be calculated as follows:
•	No incentive fee on income in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return of 1.50%, or 6.00% annualized, on net assets;
•
100% of Pre-Incentive Fee Net Investment Income, if any, that exceeds the Preferred Return but is less than or equal to 1.8175% in any calendar quarter (7.27% annualized), which portion of the incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 17.5% on all of Pre-Incentive Fee Net Investment Income when Pre-Incentive Fee Net Investment Income reaches 1.8175% (7.27% annualized) in any calendar quarter; and

•
For any quarter in which Pre-Incentive Fee Net Investment Income exceeds 1.8175% (7.27% annualized), the incentive fee on income equals 17.5% of the amount of Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

Notwithstanding the foregoing, for a period of 15 months commencing on the date of the closing of a Liquidity Event, the Adviser will irrevocably waive any incentive fee on income otherwise payable in excess of any amounts calculated at the pre-IPO or pre-Exchange Listing rates. Any fees waived under the Investment Advisory Agreement are not subject to reimbursement to the Adviser.
Incentive Fee on Capital Gains. The second part of the incentive fee, referred to as the “incentive fee on capital gains,” is an incentive fee earned on cumulative realized gains of the Company net of cumulative realized capital losses and unrealized capital depreciation is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, if earlier). Prior to a Liquidity Event, this fee equals 15% of the Company’s incentive fee capital gains, which equals realized capital gains of the Company on a cumulative basis from the date of the Company’s election to be regulated as a BDC, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains during operations. Following a Liquidity Event, the incentive fee on capital gains during operations equals 17.5% of the Company’s incentive fee capital gains calculated as described above, on a cumulative basis from the date of the Company’s election to be regulated as a BDC.
Administration Agreement
On September 23, 2020, we entered into an administration agreement with BSP (the “Administration Agreement”), pursuant to which BSP provides us with office facilities and administrative services necessary for the Company to conduct its business. The Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other.
Co-Investment Relief
The 1940 Act generally prohibits BDCs from entering into negotiated co-investments with affiliates absent an order from the SEC. The SEC staff has granted affiliates of our Adviser exemptive relief that allows us to enter into certain negotiated co-investment transactions alongside other funds managed by the Adviser or its affiliates

(“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our eligible directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors, comprised of all independent directors, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. Ernst & Young LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company. This selection is presented for ratification by the stockholders of the Company. It is expected that a representative of Ernst & Young LLP will join the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Independent Registered Public Accounting Firm’s Fees
We have paid or expect to pay the following fees to Ernst & Young LLP for work performed in 2021 and 2022 or attributable to the audit of our 2021 and 2022 financial statements:
	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2022
Audit Fees	$535,000	$665,000
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Ernst & Young LLP Fees:	$535,000	$665,000
Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees. Fees for other services would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
Our Audit Committee has established, and our Board of Directors has approved a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence. The Audit Committee has pre-approved all services by Ernst & Young LLP that were performed during the fiscal year ended December 31, 2022.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount. Before the Company engages the independent registered public accounting firm to render a service, the engagement must be either (i) specifically approved by the Audit Committee or (ii) entered into pursuant to the pre-approval policy. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

CODE OF ETHICS
We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We filed our Code of Ethics as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 17, 2022. We intend to disclose any material amendments to or waivers of required provisions of our Code of Ethics on a Current Report on Form 8-K.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of Franklin BSP Capital Corporation operates under a written charter adopted by the Board of Directors, which is available to any stockholder who requests it c/o Franklin BSP Capital Corporation, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, and is also available on the Company’s website at www.benefitstreetpartners.com. The Audit Committee is currently comprised of Messrs. Hillman, Kramer and Michelson.
Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with Ernst & Young LLP matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with Ernst & Young LLP its independence and the compatibility of non-audit services with the firm’s independence.
Conclusion
Based on the Audit Committee’s discussion with management and the Company’s independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit Committee also appoints Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
The Audit Committee
Lee S. Hillman (Chairman)
Ronald J. Kramer
Leslie D. Michelson
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2023 ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon in accordance with the recommendation of the Board.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2024 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than February 14, 2024. Any proposal received after the applicable time in the previous sentence will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2024 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on December 26, 2023 and ending on January 25, 2024. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in our bylaws, including, without limitation:
1.	as to each director nominee;
•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•
all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•
any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3.
as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and
5.
to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Company’s charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Franklin BSP Capital Corporation of America, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: Michael Frick (telephone: (212) 588-6770).
By Order of the Board of Directors,
/s/ Michael Frick
Michael Frick
Secretary of the Company

FRANKLIN BSP

CAPITAL CORP.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com/FBCC or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FBCC2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V09611-P92094 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FRANKLIN BSP CAPITAL CORPORATION

1. The election of the following individuals for a three-year terms expiring in 2026 and until their successors are duly elected and qualified.

Nominees:	For	Against	Abstain
1a. Ronald J. Kramer	☐	☐	☐
1b. Leslie D. Michelson	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com/FBCC.

V09612-P92094

FRANKLIN BSP CAPITAL CORPORATION
Annual Meeting of Stockholders
June 9, 2023 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of Franklin BSP Capital Corporation (the "Company"), hereby appoints Richard J. Byrne and Nina Baryski, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/FBCC2023 on June 9, 2023, commencing at 10:00 a.m. Eastern Time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his/her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

Continued and to be signed on reverse side